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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1997 included and incorporated by reference in The Wackenhut Corporation's Form 10-K for the year ended December 29, 1996 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

West Palm Beach, Florida,
  May 19, 1997.